EXHIBIT 99.1

FOR IMMEDIATE RELEASE

          INKSURE TECHNOLOGIES REPORTS THIRD QUARTER OPERATING RESULTS

FT. LAUDERDALE, Florida, November 14, 2006 - InkSure Technologies Inc. (OTC Bulletin Board: INKS.OB - NEWS), a leading provider of covert machine-readable security solutions for the prevention of counterfeiting, fraud and diversion, today reported its operating results for the third quarter and first nine months of 2006.

For the three months ended September 30, 2006, revenues totaled $233,000, compared with $239,000 in the third quarter of 2005. The Company reported an increase in net loss during the third quarter of 2006, when compared with the prior-year period, primarily due to higher research and development expenses involving RFID technology, increased selling and marketing expenses, and $271,000 in non-cash expenses related to the implementation of SFAS No. 123(R), partially offset by non-cash financial income related to convertible notes of $139,000. The net loss totaled ($978,000), or ($0.06) per share, in the most recent quarter, compared with a net loss of ($732,000), or ($0.05) per share, in the quarter ended September 30, 2005.

For the nine months ended September 30, 2006, revenues increased 19% to $1,210,000, compared with revenues of $1,020,000 in the first nine months of 2005. The Company's gross profits increased 70% to $648,000 in the nine months ended September 30, 2006, compared with $382,000 in the corresponding period of the previous year.

The Company reported a net loss of ($2,609,000), or ($0.17) per share, in the nine months ended September 30, 2006, compared with a net loss of ($1,777,000), or ($0.12) per share, in the year-earlier period. The majority of the increase in net loss was attributable to $728,000 in non-cash expenses related to the implementation of SFAS No. 123(R) and a one-time charge of $65,000 resulting from the settlement of a lawsuit arising out of a lease executed six years ago when the Company was a subsidiary of another corporation with which the Company is no longer affiliated, partially offset by $116,000 in non-cash financial income related to an outstanding convertible note.


"During the first nine months 2006, our gross profit margin expanded from 37.5% to over 53.5% of sales, illustrating the scalable nature of our business model as shipments of SMARTINK(TM) and other consumables increase in support of covert security systems installed at customer facilities," stated Elie Housman, Chief Executive Officer of InkSure Technologies Inc. "While our third quarter sales were flat relative to the prior-year period, we have been very encouraged by the progress we have made in our `pipeline' of prospective new business opportunities. Our fourth quarter will benefit from sales related to the shipment of the largest equipment order in our history, which involves an international tax mark project, and we continue to expect the announcement of significant new contracts involving brand protection and tax marks projects before the end of 2006."

"We launched two exciting new products during the most recent quarter. Following the introduction of our new TRIPLE PLAY(TM) product, which provides multiple levels of security - overt, covert and forensic -- in order to combat counterfeiting more effectively, InkSure was pleased to receive the PISEC 2006 award in the "Development of Authenticity Products" category at the Product and Image Security Foundation's international conference for the brand protection, product authentication, document security and RFID industries. POCKETSURE(TM), the latest addition to our SIGNASURE(TM) line of electro-optic readers, was introduced in October. This new reader, which combines handheld, machine-readable detection with forensic-level analysis, addresses customer requests for lighter, more simplistic equipment that can be allocated to a large number of users in the field while remaining very cost-effective. We are currently accepting orders for both new products, and initial response from our customers has been highly encouraging."


"Based upon information currently available to the Company, we are confident that 2007 will be a `breakout' year for our covert security solutions business by every measure, including sales growth, bottom line improvement and the achievement of positive cash flow," concluded Housman. "In addition, our entry into the `chipless' RFID market during 2007 should expand the Company's long-term business opportunities significantly by opening the door to new multi-billion-dollar market opportunities in the `item-level' authentication, tracking and tracing of merchandise and other products. We recently signed agreements with several large printing companies for the testing of our `chipless' RFID solution for specific user applications."


THE COMPANY WILL HOST A CONFERENCE CALL TODAY, NOVEMBER 14, 2006 AT 11:30 A.M. EASTERN TIME TO DISCUSS THIRD QUARTER OPERATING RESULTS AND THE OUTLOOK FOR THE BALANCE OF 2006. SHAREHOLDERS AND OTHER INTERESTED PARTIES MAY PARTICIPATE IN THE CONFERENCE CALL BY DIALING 800-632-2975 (INTERNATIONAL/LOCAL PARTICIPANTS DIAL 973-935-8755) AND REFERENCING THE ID CODE 8098836, A FEW MINUTES BEFORE 11:30 A.M. EST ON NOVEMBER 14, 2006. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE TWO HOURS AFTER THE COMPLETION OF THE CONFERENCE CALL FROM NOVEMBER 14, 2006 UNTIL NOVEMBER 21, 2006 BY DIALING 877-519-4471 (INTERNATIONAL/LOCAL PARTICIPANTS DIAL 973-341-3080) AND ENTERING THE CONFERENCE ID 8098836.

ABOUT INKSURE TECHNOLOGIES INC.

InkSure Technologies Inc., with its corporate headquarters in Ft. Lauderdale, Florida and an R&D center in Science Park, Rehovot, Israel, specializes in comprehensive, covert security solutions designed to protect high profile brands and documents of value from counterfeiting, fraud and diversion. The Company's sales and marketing activities target a number of market opportunities, including financial, pharmaceutical, branded products, transportation, and government/institutional, on a global scale. The Company's R&D activities include the development of chipless RFID technology for affordable item-level secure logistics and track-and-trace applications. The Company's common stock is listed on the OTC Bulletin Board under the symbol "INKS". Additional information on the Company is available on its website at http://www.inksure.com.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although InkSure (the "Company") believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. Important factors that could cause actual results to differ materially from the forward-looking statements include the Company's need to obtain substantial additional capital (through financings or otherwise) to fund its operations, the progress of development, government and regulatory approvals and licensing/commercialization of the Company's technologies, and other factors noted in the Company's periodic report filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

                         For Further Information Contact
                           InkSure Technologies Inc.:
      James Assaf, CEO, U.S. Operations at +1-954-772-8507 or via e-mail at
                               jassaf@inksure.com

                                       or

            RJ Falkner & Company, Inc., Investor Relations Counsel at
              +1-800-377-9893 or via E-mail at info@rjfalkner.com

                            INKSURE TECHNOLOGIES INC.

                      CONDENSED CONSOLIDATED BALANCE SHEET

                           (U.S. DOLLARS IN THOUSANDS)

                                                     SEPTEMBER 30,  DECEMBER 30,
                                                         2006          2005
                                                        ------        ------
                                                       UNAUDITED      AUDITED
                                                        ------        ------
                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                             $  320        $  732
  Short-term deposit                                     2,763         4,357
  Trade receivables                                        176           359
  Other accounts receivable and prepaid expenses           137           131
  Inventories                                              681           595
                                                        ------        ------

Total current assets                                     4,077         6,174
                                                        ------        ------

PROPERTY AND EQUIPMENT, NET                                336           337
                                                        ------        ------

DEFERRED CHARGES                                           564           661
                                                        ------        ------

GOODWILL                                                   271           271
                                                        ------        ------

Total assets                                            $5,248         7,443
                                                        ======        ======

                            INKSURE TECHNOLOGIES INC.

                      CONDENSED CONSOLIDATED BALANCE SHEET

                 (U.S. DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                            SEPTEMBER 30,   DECEMBER 30,
                                                                               2006            2005
                                                                              -------         -------
                                                                             UNAUDITED        AUDITED
                                                                              -------         -------
     LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Trade payables                                                                 246             494
   Employees and payroll accruals                                                 121             105
   Deferred income                                                                269             206
   Accrued expenses                                                               106             213
                                                                              -------         -------

 Total current liabilities                                                        742           1,018
                                                                              -------         -------

 ACCRUED SEVERANCE PAY                                                              -              17

 Convertible notes, net                                                         5,734           5,681
 Warrants to purchase Convertible notes                                            20             296
                                                                              -------         -------

Total amount related to Convertible notes                                       5,754           5,977
                                                                              -------         -------

 STOCKHOLDERS' EQUITY:
   Share capital:
     Preferred stock of $ 0.01 par value -
       Authorized: 10,000,000 stocks at September 30, 2006; Issued and outstanding:
        0 stocks at September 30, 2006
     Common Stock of $ 0.01 par value -
       Authorized: 35,000,000 stocks at September 30, 2006; Issued and
       outstanding: 15,589,296 stocks at September 30, 2006                       156             152
   Additional paid-in capital                                                  13,074          12,148
   Accumulated other comprehensive income                                         118             118
   Accumulated deficit                                                        (14,596)        (11,987)
                                                                              -------         -------

 Total stockholders' equity                                                    (1,248)            431
                                                                              -------         -------

 Total liabilities and stockholders' equity                                     5,248           7,443
                                                                              =======         =======

                            INKSURE TECHNOLOGIES INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

          (U.S. DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            NINE MONTHS ENDED                       THREE MONTHS ENDED
                                                              SEPTEMBER 30,                           SEPTEMBER 30,
                                                    ---------------------------------         ---------------------------------
                                                        2006                2005                 2006                 2005
                                                    ------------         ------------         ------------         ------------
                                                                UNAUDITED                                UNAUDITED
                                                    ---------------------------------         ---------------------------------
Revenues                                            $      1,210         $      1,020         $        233         $        239
Cost of revenues                                             562                  638                  141                  149
                                                    ------------         ------------         ------------         ------------

Gross profit                                                 648                  382                   92                   90
                                                    ------------         ------------         ------------         ------------

Operating expenses:
  Research and development                                   853                  607                  300                  237
  Selling and marketing                                    1,420                1,088                  487                  388
  General and administrative                               1,017                  488                  378                  204
                                                    ------------         ------------         ------------         ------------

Total operating expenses                                   3,290                2,183                1,165                  829
                                                    ------------         ------------         ------------         ------------

Operating loss                                            (2,642)              (1,801)              (1,073)                (739)
                                                    ------------         ------------         ------------         ------------

Financial income (expenses)                                  (83)                  24                  (44)                   7
Non cash financial income related to
convertible notes, net                                       116                    -                  139                    -
                                                    ------------         ------------         ------------         ------------
Financial income, net                                         33                   24                   95                    7

Net loss                                            $     (2,609)        $     (1,777)        $       (978)        $       (732)
                                                    ============         ============         ============         ============

Basic and diluted net loss per share                $      (0.17)        $      (0.12)        $      (0.06)        $      (0.05)
                                                    ============         ============         ============         ============

Weighted average number of Common Stock used
  in computing basic
  and diluted net loss per share                      15,408,302           15,039,571           15,589,296           15,094,337
                                                    ============         ============         ============         ============

                            INKSURE TECHNOLOGIES INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            U.S. DOLLARS IN THOUSANDS

                                                             NINE MONTHS ENDED               THREE MONTHS ENDED
                                                                SEPTEMBER 30,                  SEPTEMBER 30,
                                                          -----------------------         -----------------------
                                                           2006            2005            2006            2005
                                                          -------         -------         -------         -------
                                                                 UNAUDITED                       UNAUDITED
                                                          -----------------------         -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                  $(2,609)        $(1,777)        $  (978)        $  (732)
Adjustments to reconcile net loss to net cash used
  in operating activities:
Depreciation and amortization                                 808             100             293              35
Accrued severance pay, net                                    (17)              2             (18)              2
Decrease in trade receivables                                 183             133             140              98
Non cash financial income related to convertible
  notes, net                                                 (223)              -            (174)              -
Decrease (increase) in other accounts receivable
  and prepaid expenses                                         91             (20)             65              (5)
Increase in inventories                                       (86)            (46)            (47)            (85)
Increase (decrease) in trade payables                        (248)            (17)           (117)             92
Increase (decrease) in employees and payroll
  accruals                                                     16             (13)             10              (5)
Increase (decrease) in other payables                         (44)            240             (29)            (37)
                                                          -------         -------         -------         -------
Net cash used in operating activities                      (2,129)         (1,398)           (855)           (637)
                                                          -------         -------         -------         -------
CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of property and equipment                            (66)            (30)             (3)            (19)
Proceeds from short-term bank deposits                      1,594               -             316               -
                                                          -------         -------         -------         -------
Net cash provided by (used in) investing
  activities                                                1,528             (30)            313             (19)
                                                          -------         -------         -------         -------

CASH FLOWS FROM FINANCING ACTIVITIES:

Issuance of convertible notes, net                              -           5,838               -           5,838
Issuance of options                                           190               -               -               -
Issuance of common stock, net                                   -               -               -               -
                                                          -------         -------         -------         -------

Net cash provided by financing
  activities                                                  190           5,838               -           5,838
                                                          -------         -------         -------         -------
Increase (decrease) in cash and cash
  equivalents                                                (411)          4,410            (542)          5,182
Cash and cash equivalents at the beginning
  of the period                                               731           1,648             862             876
                                                          -------         -------         -------         -------
Cash and cash equivalents at the end
of the period                                             $   320         $ 6,058         $   320         $ 6,058
                                                          =======         =======         =======         =======